                                   EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Director, Vice President, Chief Financial Officer and Secretary of LYNCH CORPORATION, an Indiana corporation, hereby appoints RALPH R. PAPITTO and RICHARD E. McGRAIL, true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 covering up to 300,000 shares of the Common Stock, $0.01 par value per share, of Lynch Corporation eligible for issuance pursuant to the Lynch Corporation 2001 Equity Incentive Plan, including any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE:  May 7, 2002                                   /s/  RAYMOND H. KELLER
                                                     ----------------------
                                                          RAYMOND H. KELLER

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Director and Vice Chairman of the Board of Directors of LYNCH CORPORATION, an Indiana corporation, hereby appoints RALPH R. PAPITTO, RAYMOND H. KELLER and RICHARD E. McGRAIL, true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 covering up to 300,000 shares of the Common Stock, $0.01 par value per share, of Lynch Corporation eligible for issuance pursuant to the Lynch Corporation 2001 Equity Incentive Plan, including any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.


DATE:  May 13, 2002                                  /s/  MARIO J. GABELLI
                                                     ---------------------
                                                          MARIO J. GABELLI

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Director, Chairman of the Board of Directors and Chief Executive Officer of LYNCH CORPORATION, an Indiana corporation, hereby appoints RAYMOND H. KELLER and RICHARD E. McGRAIL, true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 covering up to 300,000 shares of the Common Stock, $0.01 par value per share, of Lynch Corporation eligible for issuance pursuant to the Lynch Corporation 2001 Equity Incentive Plan, including any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE: May 7, 2002                                    /s/  RALPH R. PAPITTO
                                                     ---------------------
                                                          RALPH R. PAPITTO

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Director of LYNCH CORPORATION, an Indiana corporation, hereby appoints RALPH R. PAPITTO, RAYMOND
H. KELLER and RICHARD E. McGRAIL, true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 covering up to 300,000 shares of the Common Stock, $0.01 par value per share, of Lynch Corporation eligible for issuance pursuant to the Lynch Corporation 2001 Equity Incentive Plan, including any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE: May 10, 2002                                   /s/  E. VAL CERUTTI
                                                     -------------------
                                                          E. VAL CERUTTI

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Director of LYNCH CORPORATION, an Indiana corporation, hereby appoints RALPH R. PAPITTO, RAYMOND
H. KELLER and RICHARD E. McGRAIL, true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 covering up to 300,000 shares of the Common Stock, $0.01 par value per share, of Lynch Corporation eligible for issuance pursuant to the Lynch Corporation 2001 Equity Incentive Plan, including any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE: May 31, 2002                                   /s/  AVRUM GRAY
                                                     ---------------
                                                          AVRUM GRAY

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Director, President and Chief Operating Officer of LYNCH CORPORATION, an Indiana corporation, hereby appoints RALPH R. PAPITTO and RAYMOND H. KELLER, true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8 covering up to 300,000 shares of the Common Stock, $0.01 par value per share, of Lynch Corporation eligible for issuance pursuant to the Lynch Corporation 2001 Equity Incentive Plan, including any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on the date set forth below.

DATE: May 8, 2002                                       /s/  RICHARD E. MCGRAIL
                                                        -----------------------
                                                             RICHARD E. MCGRAIL